UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2006

Golden Telecom, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27423	51-0391303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Rep. Office Golden TeleService, Inc., 1 Kozhevnichesky Proezd, Moscow, Russia,		115114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011-7-501) 797-9300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below in Item 5.02 with respect to Boris Svetlichny's employment agreement is hereby incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Golden Telecom, Inc. ("GTI" or the "Company") announced on February 1, 2006 that Boris Svetlichny, an adult citizen of the United States, age 44, has been appointed as Senior Vice-President, Chief Financial Officer ("CFO"), and Treasurer. In January 2006, the Company had appointed Nikolay Tokarev, Finanical Director of Russia, as interim CFO and Treasurer of the Company until Mr. Svetlichny commences his responsibilities, which is expected to be no later than March 15, 2006.

Mr. Svetlichny has served as the Financial Controller of Bulgarian Telecommunications Company Plc ("BTC") from October 2004 to the present time. Prior to joining BTC, Mr. Svetlichny was from 2003 to 2004 a Partner with VSRK Associates Ltd., a United Kingdom based management consulting company. From 2000 to 2003, Mr. Svetlichny was the Director and Vice-President of Finance of Ventelo (UK) Ltd., and from 1994 to 2000, Mr. Svetlichny served in a variety of positions with Global Telesystems, Inc. ("GTS"), including Director of Finance of GTS Business Services and Finance Director of Limited Liability Company "EDN Sovintel". GTS was the former parent of the Company. Mr. Svetlichny holds a BBA in Accounting from the University of Massachusetts and a MSIA (MBA) from Carnegie-Mellon University. A copy of the press release announcing the appointment of Mr. Svetlichny is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Under the terms of Mr. Svetlichny's employment agreement, Mr. Svetlichny will receive a base salary of $300,000 per year, which amount will be reviewed by the Compensation Committee of the Board of Directors annually. Mr. Svetlichny will be eligible for an annual performance-based, incentive bonus, which, in the first year, shall be in an amount up to $150,000. The portion of the incentive bonus that shall be payable shall be determined by the Board of Directors on an annual basis based upon a review of year-end results. Payment of 75% of the potential incentive bonus is based on financial results relative to budget and split 33.3% with regard to accomplishment of revenue targets, 33.3% with regard to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and 33.3% with regard to earnings after taxes. If the budget objectives are achieved, then 100% of the potential incentive bonus based on performance is to be paid. If 80% of budget objectives are accomplished, then none of the potential incentive bonus would be paid. If 120% of budget objectives are accomplished, then twice the target amount of the potential incentive bonus would be paid, however, no additional bonus is payable where the budget objectives are exceeded by more than 20%. The formula may be adjusted at the discretion of the Board of Directors to account for material issues as determined by the Board of Directors. Payment of 25% of the potential incentive bonus is based on a subjective assessment at the discretion of the Board of Directors.

Upon commencement of Mr. Svetlichny's responsibilities as Senior Vice-President, CFO, and Treasurer of GTI, Mr. Svetlichny shall be issued stock appreciation rights ("SARs") with respect to 50,000 shares of GTI common stock, at a share price which shall be the lower of: (i) the average between the high and low sales price per share of GTI common stock on the grant date, or in case no such sale takes place on the grant date, the last date on which a sale occurred, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the NASDAQ National Market; or (ii) the average closing sales price per share of GTI common stock for the fourteen trading days immediately preceding such date, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the NASDAQ National Market (the "Granting Share Price"). Seventy-five percent of the SAR grant shall be subject to time vesting, one-third of which shall be and become vested and nonforfeitable on each of the first three anniversary dates of Mr. Svetlichny's commencement of his responsibilities as Senior Vice-President, CFO, and Treasurer of GTI, provided Mr. Svetlichny remains continuously employed by GTI or one of its subsidiaries or business units until each such relevant date. The Granting Share Price shall increase by five percent on each anniversary date of the grant with respect to the SARs that shall be and become vested and nonforfeitable on each such anniversary date. Twenty-five percent of the SARs granted are subject to performance vesting upon the Company’s common stock achieving a closing trading price of at least $50.00 per share for thirty consecutive days. If the Company’s Common Stock does not achieve a closing trading price of at least $50.00 per share for thirty consecutive days within three years of the date of grant, such portion of the SARs shall expire by its terms and shall not be exercisable.

Mr. Svetlichny's employment agreement also provides for payments to Mr. Svetlichny following a change of control equal to two times his salary and a pro rata share of the projected bonus (as described in the agreement) other than a change of control involving an excluded party which shall mean (1) GTI or any of its subsidiaries, (2) any trustee or other fiduciary holding securities under an employee benefit plan of GTI or any of its subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) any corporation owned, directly or indirectly, by the stockholders of GTI substantially in the same proportions as their ownership of GTI's common stock or (5) Alfa Telecom Limited, Nye Telenor East Invest AS, OAO Rostelecom or their respective wholly-owned subsidiaries and legal successors. A copy of Mr. Svetlichny's employment agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

There are no family relationships between Mr. Svetlichny, the Company's directors, executive officers or persons nominated or charged by the Company to become directors or executive officers.

Item 9.01 Financial Statements and Exhibits.

10.1 Employment agreement between GTI and Boris Svetlichny.
99.1 Press release announcing GTI appointment of Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Telecom, Inc.

February 1, 2006	By:	/s/ Derek Bloom

Name: Derek Bloom
Title: Senior Vice-President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Employment agreement between GTI and Boris Svetlichny.
99.1	Press release announcing GTI appointement of Chief Finanical Officer.